UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

FOSSIL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41040	75-2018505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 S. Central Expressway

Richardson, Texas 75080

(Address of Principal Executive Offices, including Zip Code)

(972) 234-2525

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Extension of the Expiration Time

On October 8, 2025, Fossil Group, Inc. (the “Company”) issued a press release, announcing that, in connection with its previously announced exchange (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) with respect to its 7.00% Senior Notes due 2026, it has extended the expiration of the Exchange Offer, Consent Solicitation and its concurrent rights offering (together with the Exchange Offer and the Consent Solicitation, the “Transactions”) from 5:00pm New York City time on October 7, 2025 to 5:00pm New York City time on October 15, 2025.

A copy of the press release issued on October 8, 2025 announcing the extension of the expiration time of the Transactions is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Prospectus Supplement

In connection with the Transactions, the Company filed a Registration Statement on Form S-3, including the prospectus contained therein, as amended and supplemented (Registration Statement No. 333-290139) (the “S-3 Registration Statement”), and a Registration Statement on Form S-4, including the prospectus contained therein, as amended and supplemented (Registration Statement No. 333-290141) (the “S-4 Registration Statement” and together with the S-3 Registration Statement, the “Registration Statements”). On October 8, 2025, the Company supplemented the Registration Statements with a prospectus supplement (the “Prospectus Supplement”) filed pursuant to Rule 424(b) under the Securities Act.

Attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2, and incorporated by reference to the Registration Statements, are the consents of Ankura Consulting (Europe) Limited to the use of its name and inclusion of its report entitled “Relevant Alternative and Plan Benefits” appearing in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

23.1	Consent of Ankura Consulting (Europe) Limited under the Registration Statement on Form S-3

23.2	Consent of Ankura Consulting (Europe) Limited under the Registration Statement on Form S-4

99.1	Press Release, dated October 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause the Company’s actual plans and results to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of our restructuring and turnaround plans; risks related to strengthening our balance sheet and liquidity and improving working capital; risks related to our planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions and our ability to meet debt service obligations; risks related to the success of our business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of our retail stores; if the transactions contemplated by the Registration Statements and the Prospectus Supplement are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the significant costs incurred by us in connection with the transactions contemplated by the Registration Statements and the Prospectus Supplement; our inability to comply with the restrictive debt covenants contained in the new notes to be issued in connection with the transactions contemplated by the Registration Statements and the Prospectus Supplement; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 12, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, and August 14, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, we caution you against relying on any forward-looking statements. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP, INC.

By:	/s/ Randy S. Hyne
	Name:	Randy S. Hyne
	Title:	Chief Legal Officer and Secretary

Date: October 8, 2025

4